UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 31, 2014 Date of report (Date of earliest event reported)

SUPPORT.COM, INC. (Exact Name of Registrant as Specified in Charter)
Delaware (State or Other Jurisdiction of Incorporation)	000-30901 (Commission File No.)	94-3282005 (I.R.S. Employer Identification No.)
900 Chesapeake Drive, Second Floor, Redwood City, CA 94063 (Address of Principal Executive Offices) (Zip Code)

(650) 556-9440 (Registrant’s telephone number, including area code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

On March 31, 2014, the Audit Committee of the Board of Directors of Support.com, Inc. (“Company”) took action to change the Company’s independent registered public accounting firm, by dismissing Ernst & Young LLP (“Ernst & Young”).  On the same date, the Company engaged BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm.  The action was the result of a competitive process to review the appointment of the Company's independent registered public accounting firm for the year ending December 31, 2014.

The reports of Ernst & Young on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2012 and December 31, 2013 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2012 and December 31, 2013, and in the subsequent interim period through March 31, 2014, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference to the in their report. There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested Ernst & Young to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of such letter, dated April 4, 2014 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the Company’s fiscal years ended December 31, 2012 and December 31, 2013, and the interim period commencing on January 1, 2014 and ending on March 31, 2014, neither the Company nor anyone on behalf of the Company consulted with BDO on any matter regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) either a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

16.1 Letter from Ernst & Young to the Securities and Exchange Commission, dated April 4, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2014

SUPPORT.COM, INC.

By:	/s/ Gregory J. Wrenn
Name:	Gregory J. Wrenn
Title:	SVP Business Affairs, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Ernst & Young to the Securities and Exchange Commission, dated April 4, 2014